UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2016

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CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED
(Exact name of Company as specified in its charter)

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New York	000-30183	13-3874771
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8/F East Area
Century Golden Resources Business Center
69 Banjing Road
Haidian District Beijing
People’s Republic of China, 100089
(Address of principal executive offices) (Zip Code)

(86)-10-884-52568
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

(i)

On April 7, 2016, China Longyi Group International Holdings Limited (the “Company”) dismissed its independent registered public accounting firm, Tao Su, CPA (“Tao Su”). The dismissal of Tao Su was approved by the board of directors of the Company.

(ii)

During the Company’s two most recent fiscal years (ended December 31, 2015 and 2014) and during the subsequent interim period through April 7, 2016, (a) there were no disagreements with Tao Su on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tao Su, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On April 7, 2016 the Company provided Tao Su with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On April 7, 2016, concurrent with the dismissal of Tao Su, the Company, upon the board of directors’ approval, engaged Anton & Chia LLP. (“Anton & Chia”) as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2014 and through the subsequent interim period to April 7, 2016, the Company did not consult Anton & Chia with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that Anton & Chia concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter of Tao Su, CPA dated April 7, 2016 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Longyi Group International Holdings Limited

Dated: April 7, 2016	By:	/s/ Jie Chen
Jie Chen, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Tao Su, CPA dated April 7, 2016 to the U.S. Securities and Exchange Commission.